UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2006

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
(Address of principal executive offices, including zip code)

(818) 407-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 17, 2006, Image Entertainment, Inc. issued a press release announcing that all seven current members of its board of directors have been re-elected by the company’s stockholders at its annual meeting of stockholders held on Tuesday, October 10, 2006.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01.  Financial Statements and Exhibits.

(d)                     Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated October 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Dated:	October 18, 2006	By:	/s/ DENNIS HOHN CHO
			Name	Dennis Hohn Cho
			Title:	Corporate Secretary